EXHIBIT 99.2

Item 6. Selected Financial Data

The following table sets forth selected consolidated financial data for the Company, its wholly-owned subsidiaries, and its majority-owned subsidiary (the Operating Partnership) and its subsidiaries. The selected financial data should be read in conjunction with the Consolidated Financial Statements and Notes thereto in Item 8, and Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD & A") in Item 7 in this amendment to the Company's Annual Report on Form 10-K for the year end December 31, 2002.

The Company's net income and statement of cash flows have been prepared in accordance with GAAP. The Company has also included measures of its financial performance and economic profitability based on its "Funds from Operations" or "FFO" and "Earnings Before Interest, Taxes, Depreciation, and Amortization" or "EBITDA", each of which is a non-GAAP measure. The Company believes that FFO and EBITDA provide useful financial information to investors.

FFO is an important and widely used financial measure of the operating performance of REITs, which is not specifically defined by GAAP. However, FFO provides a relevant basis for comparison among REITs.

NAREIT defines "Funds from Operations" as net income (or loss) (computed in accordance with GAAP), excluding gains (or losses) from extraordinary items and sales of properties, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. In calculating its Funds from Operations, the Company excludes gains or losses on sales from previously depreciated properties and includes gains (or losses) from the sale of peripheral land and earned cash flow support under the Support Agreement. In 2002, NAREIT clarified that FFO related to assets held for sale, sold or otherwise transferred and included in results of discontinued operations should continue to be included in consolidated FFO. The Company adopted this clarification with respect to Carlisle Plaza Mall and Oak Ridge Mall which were sold in 2002 and 2003, respectively, as further described in Notes 14 and 18 to the Consolidated Financial Statements. As further described in Note 2 to the Consolidated Financial Statements, the Company adopted SFAS 145 effective January 1, 2003 and accordingly reclassified losses on early debt extinguishments that occurred in prior periods from "extraordinary losses" to "income from continuing operations". The calculation of Funds from Operations, or FFO, has also been changed to reflect this reclassification. A reconciliation of net income determined in conformity with GAAP to its Funds from Operations is included in the Selected Financial Data table in this Item 6.

Management believes that Funds from Operations is an appropriate and valuable measure of the Company's operating performance because real estate generally appreciates over time or maintains a residual value to a much greater extent than personal property and, accordingly, reductions for real estate depreciation and amortization charges are not meaningful in evaluating the operating results of the Properties.

EBITDA is a second important and widely used financial measure of assessing the performance of real estate operations. The Company defines EBITDA as revenues and gain on sales of outparcel land, less mall operating costs and corporate general and administrative expenses, but before interest, and all depreciation and amortization. A reconciliation of net income determined in conformity with GAAP to EBITDA is included in Item 7 - MD & A. Management believes that EBITDA provides a meaningful measure of operating performance because (i) it is industry practice to evaluate the performance of real estate properties based on net operating income (or NOI), which is generally equivalent to EBITDA except that EBITDA is reduced for corporate general and administrative expenses; and (ii) both NOI and EBITDA are unaffected by the capital structure of the property owner.

Funds from Operations and EBITDA (i) do not represent cash flow from operations as defined by generally accepted accounting principles, (ii) are not necessarily indicative of cash available to fund all cash flow needs, (iii) should not be considered as an alternative to net income (loss) determined in conformity with GAAP for purposes of evaluating the Company's operating performance, and (iv) should not be considered as an alternative to cash flows as a measure of liquidity.

Other data that management believes is important in understanding trends in its business and properties are also included in the following table.

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Item 6. Selected Financial Data (continued)

	Year Ended December 31,
	2002	2001	2000	1999	1998
	(10)	(10)	(10)	(10)	(10)
	(in thousands, except per share data)

Operating Data:
Total revenues	$186,004	$178,603	$173,186	$162,170	$151,196
Operating costs:
Property operating costs	(66,756)	(62,877)	(60,573)	(57,839)	(56,074)
Depreciation and amortization	(44,375)	(46,888)	(45,425)	(41,010)	(39,291)
General and administrative expenses	(6,822)	(5,393)	(5,093)	(4,663)	(4,971)
Restructuring costs			(369)	(2,251)
Operating income before interest	68,051	63,445	61,726	55,407	50,860
Interest	(50,736)	(52,702)	(54,306)	(47,955)	(42,325)
Loss on early extinguishment of debt	(4,314)		(243)		(22,512)
Gain on sale of property	369	437	700	1,761	1,210
Minority interest in Operating Partnership	(5,351)	(4,999)	(664)	1,734	8,363
Income (loss) from continuing operations before change
in accounting method and discontinued operations	8,019	6,181	7,213	10,947	(4,404)
Cumulative effect of change in accounting method					(1,659)
Loss from discontinued operations	(304)	(975)	(1,234)	(1,672)	(2,576)
Net income (loss)	7,715	5,206	5,979	9,275	(8,639)
Dividends on preferred shares	(13,613)	(13,613)	(13,695)	(13,750)	(13,750)
Net (loss) applicable to common shares	$(5,898)	$(8,407)	$(7,716)	$(4,475)	$(22,389)
Per share data (after minority interest): (1)
Basic and diluted EPS:
Income (loss) from continuing operations before
extraordinary items and discontinued operations	$(0.19)	$(0.28)	$(0.25)	$(0.10)	$(0.69)
Cumulative effect of change in accounting method					(0.06)
Loss from discontinued operations	(0.01)	(0.04)	(0.04)	(0.07)	(0.10)
Net (loss)	$(0.20)	$(0.32)	$(0.29)	$(0.17)	$(0.85)

Other Data:
EBITDA (2 & 4)	$117,836	$116,731	$117,080	$108,288	$98,499
Funds from Operations (FFO): (3, 4, & 5)
Net income (loss)	$7,715	$5,206	$5,979	$9,275	$(8,639)
Adjustments:
Minority interest in Operating Partnership	5,351	4,999	664	(1,734)	(8,363)
Less gain (loss) on asset sales other than outparcels	(425)		224	(1,290)
Depreciation and amortization	44,375	46,888	47,348	42,010	39,291
Depreciation in JV and other line items	1,785	1,715	1,673	1,598	1,251
Operating covenant amortization			2,623	2,630	2,630
Cash flow support earned (11)	3,125	3,067	2,902	2,973	3,784
Cumulative effect of change in accounting method					1,703
Depreciation from discontinued operations	1,496	2,022	406	2,317	2,450
Funds from Operations before allocations to
preferred shares and minority interest	63,422	63,897	61,819	57,779	34,107
Less:
Amounts allocable to preferred shares	13,613	13,613	13,695	13,750	13,750
Amounts allocable to minority interest	12,412	13,722	13,249	12,121	5,533
Funds from Operations applicable to
common shares	$37,397	$36,562	$34,875	$31,908	$14,824
Weighted average common shares outstanding -
basic and diluted	29,480	26,208	26,208	26,208	26,393
Weighted average common shares and Operating
Partnership units outstanding - basic and diluted	39,436	36,164	36,164	36,164	36,317
Cash Flows:
Net cash provided by operating activities	$67,549	$68,392	$58,286	$56,939	$56,984
Net cash (used in) investing activities	(99,075)	(22,482)	(30,625)	(49,683)	(104,725)
Net cash (used in) provided by financing activities	28,649	(43,524)	(30,219)	(3,597)	51,781

(1), (2), (3), (4), (5), (10), (11) - See following page for explanation.

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Item 6. Selected Financial Data (continued)

		December 31,
Balance Sheet Data:		2002	2001	2000	1999	1998
		(10)	(10)	(10)	(10)	(10)

	Income-producing properties (before accumulated
	depreciation and amortization)	$1,271,742	$1,171,117	$1,157,998	$1,120,071	$1,071,564
	Total assets	879,432	826,780	855,501	875,208	869,288
	Total debt and liabilities	796,087	761,657	758,929	746,630	708,047
	Minority interest (debit) credit	(3,265)	(3,303)	(3,050)	2,727	11,724
	Shareholders' equity	83,345	65,123	96,572	125,851	149,517

Portfolio Property Data (6):

	Number of retail properties at end of year	27	25	25	26	26

	Total GLA at end of year (000 sq. ft.) (7)	16,322	15,120	14,993	15,161	14,730

	Mall shop GLA at end of year (000 sq. ft.)	5,717	5,302	5,279	5,366	5,343

	Comparable store mall shop tenant sales per square foot (8)	$272	$271	$267	$262	$245

	Mall shop occupancy percentage at year end (9)	89%	89%	89%	86%	84%

(1)	All per share data are based on the weighted average common shares outstanding shown for the respective periods.
(2)	EBITDA represents revenues and gain on sales of outparcel land, less mall operating costs and corporate general and administrative
		expenses, but before interest, and all depreciation and amortization. A reconciliation of EBITDA to net income is shown in Item 7 (c)
		herein. As a REIT, the Company is generally not subject to federal or state income taxes.
(3)	Funds from Operations is defined on page 1 of this Exhibit 99.2.
(4)	EBITDA and Funds from Operations (i) do not represent cash flow from operations as defined by generally accepted accounting
		principles, (ii) are not necessarily indicative of cash available to fund all cash flow needs, (iii) should not be considered as an
		alternative to net income (loss) in conformity with GAAP for purposes of evaluating the Company's operating performance, and
		(iv) should not be considered as an alternative to cash flows as a measure of liquidity.
(5)	The Company adopted NAREIT's 2002 changes in its definition of FFO and, accordingly, results from discontinued operations
		related to Carlisle Plaza Mall and Oak Ridge Mall are included in FFO on the preceding page.
(6)	The above data reflects the impact of the Valley Mall acquisition completed in November 1997, the acquisition of
		Crossroads and Jacksonville Malls and Greater Lewistown Plaza in May 1998, the sale of Middletown Mall in July 1998, the
		sale of Greater Lewistown Plaza in June 2000, the acquisitions of Valley View Mall and Wiregrass Commons Mall in September 2002
		and November 2002, respectively, the sale of Carlisle Plaza Mall in October 2002 and the sale of Oak Ridge Mall in March 2003.
		See Notes 13, 14 and 18 to the Consolidated Financial Statements. This data also includes Palmer Park Mall, and enclosed mall
	managed by a third party owner.
(7)	Total GLA includes anchor stores (company-owned and tenant-owned), mall shops, and freestanding space.
(8)	Total sales for all mall shop tenants, excluding freestanding space, movie theaters, and supermarkets, amounted to $1,055 million,
		$1,031 million, $1,026 million, $985 million, and $885 million for 2002 to 1998, respectively. Sales reported for 2002 to 1998 for all
		owned anchor stores were $1,174 million, $ 1,201 million, $1,200 million, $1,197 million, and $1,159 million, respectively. The
		Company owns 88 of 107 anchor store premises as of December 31, 2002.
(9)	Includes both tenants in occupancy and tenants that have signed leases but have not yet taken occupancy as of the dates indicated.
(10)	Certain reclassifications have been made as described in Notes 2, 14 and 18 to the Consolidated Financial Statements.
(11)	The cash flow support agreement is with Crown Investments, as discussed in more detail in Item 1 "Business" and Notes 8 and 18
	to the Consolidated Financial Statements.

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